Stockholders Equity	12 Months Ended
Dec. 31, 2022
Stockholders Equity
Stockholders' Equity

9. Stockholders’ Equity

Preferred stock

The Company has 10,000,000 shares of preferred stock authorized, of which no shares were issued and outstanding at December 31, 2022 and December 31, 2021.

Common stock

The Company has 500,000,000 shares of common stock authorized, of which 35,907,127 shares were issued and outstanding at December 31, 2022. Common stockholders are entitled to one vote for each share of outstanding common stock held at all meetings of stockholders and written actions in lieu of meetings. Common stockholders are entitled to receive dividends for each share of outstanding common stock, if and when declared by the Board. No dividends have been declared or paid by the Company through December 31, 2022.

From September 2021 through early November 2021, the Company issued 15,100,000 shares of common stock at $0.25 per share.

From November 2021 through December 2021, the Company issued 1,452,500 shares of common stock at $2.00 per share. The Company incurred $226,000 in cash issuance costs and is required to issue 58,100 shares of common stock to the placement agent with an initial fair value of $116,200, which is recorded as a share liability on the balance sheet.

During 2022, prior to the IPO, the Company issued 1,559,780 shares of common stock at $2.00 per share for gross proceeds of $3,119,559. The Company incurred $255,965 in cash issuance costs and is required to issue 62,391 shares of common stock to the placement agent with an initial fair value of $124,782, which is recorded as a share liability on the consolidated balance sheet.

In October 2022, the Company amended its agreement with the placement agent for the shares issued from November 2021 through April 2022. The shares of common stock issuable to the placement agent was reduced from 120,491 shares to 57,250 shares. The fair value of the 57,250 shares issuable to the placement agent as of December 31, 2022 was $90,455, resulting in a change in fair value of share liability of $150,527 for the year ended December 31, 2022. In March 2023, the Company settled this share liability by issuing 57,250 shares of common stock.

In November 2022, the Company was required to issue shares of common stock with a fair value totaling $50,000 to a consultant. As of December 31, 2022, these shares had yet to be issued.

In November 2022, the Company completed its IPO, selling an aggregate of 1,250,000 shares of common stock at a price to the public of $4.00 per share. The Company received net proceeds from the IPO, after deducting underwriting discounts and commissions but before deducting offering costs, of approximately $3.8 million.

Founder Stock

In September 2021, the Company awarded 2,000,000 shares of common stock to its founders for no cash consideration. The Company determined that the fair value of these shares was $0.25 per share and recorded stock compensation expense of $500,000 in 2021.

Common Stock Warrants

In September 2021, the Company issued warrants to purchase 7,230,822 shares of common stock at an exercise price of $0.01 per share for no cash consideration to two parties for their field of knowledge related to the technical operations of the Company. These warrants were to expire in September 2023. The Company determined that the fair value of common stock was $0.25 per share. The fair value of these warrants was determined to be $1,735,841 and was recorded as general and administrative expense.

The fair values of the warrants were estimated based on the Black-Scholes model, using the following assumptions:

Expected volatility	76.5%
Weighted-average risk-free rate	0.21%
Expected term in years	2.00
Expected dividend yield	0%

In January 2022, warrants to purchase 7,230,822 shares of common stock were net share settled into 7,194,847 shares of common stock per the terms of the underlying warrant agreements. No warrants were exercised in 2021.